UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03512 )

Exact name of registrant as specified in charter:	Putnam OTC & Emerging Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam OTC & Emerging Growth Fund

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
OTC & Emerging
Growth Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam OTC & Emerging Growth Fund: seeking
growth from small and midsize companies

Growth stocks are issued by companies that analysts believe are growing faster than the economy overall, or have the potential to do so. Growth in a company’s earnings, for instance, could lead to an increase in its stock price over time. Companies classified as growth candidates can be start-ups or seasoned veterans, and can be found in many industries.

Putnam OTC & Emerging Growth Fund is an aggressive fund that targets the stocks of small and midsize companies. Through intensive research, the fund’s management team looks for businesses that have a leading or proprietary position in a growing industry. The team may also target companies that are gaining market share within an established industry. Smaller companies can be more flexible than larger, more established firms; they can move quickly to develop new products or services that capture a customer base with little or no immediate competition.

Small- and mid-cap stocks react differently to economic conditions than do their large-cap counterparts, so including more than one type in your portfolio is a way to diversify your holdings. Remember, however, that stocks held in an aggressive fund like Putnam OTC & Emerging Growth Fund come with inherent risks, since markets for rapidly growing companies can be volatile.

Unlike larger, blue-chip companies that are carefully tracked by Wall Street analysts, smaller companies often are not subject to close attention. Reduced coverage means that in-house research, like the work of Putnam’s analysts, is key to uncovering companies that are likely to grow over time. Since the fund’s inception in late 1982, Putnam OTC & Emerging Growth Fund’s management team has worked closely with Putnam analysts to uncover opportunities in the small- and mid-cap stock universe that meet their criteria for growth.

This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet its criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam OTC & Emerging Growth Fund seeks capital appreciation by investing in stocks of U.S. companies traded in the over-the-counter market and in emerging growth companies listed on securities exchanges. The fund targets small and midsize companies whose earnings management expects to grow rapidly. The fund may be appropriate for investors who are seeking above-average growth potential and are willing to assume above-average risk in pursuit of this goal.

Highlights

• For the six months ended January 31, 2007, Putnam OTC & Emerging Growth Fund’s class A shares returned 15.34% without sales charges.

• The fund’s benchmark, the Russell 2500 Growth Index, returned 15.99% .

• The average return for the fund’s Lipper category, Mid-Cap Growth Funds, was 13.91% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (11/1/82), average annual return is 10.95% at NAV and 10.70% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	–1.34%	–1.87%	–12.63%	–17.20%

5 years	4.88	3.76	26.89	20.29

3 years	9.94	7.97	32.90	25.85

1 year	8.70	3.01	8.70	3.01

6 months	—	—	15.34	9.34

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

Encouraged by strong corporate earnings and steady economic growth, investors increasingly favored stocks of small and midsize growth companies during the six months ended January 31, 2007. Your fund benefited from this trend, outperforming the average for the Lipper Mid-Cap Growth Funds peer group, but lagging its benchmark, the Russell 2500 Growth Index, based on results at net asset value (NAV, or without sales charges).

Successful stock selection in three sectors — technology, financials, and energy — contributed to the fund’s performance for the period. An overweight position in technology, relative to the index, was also helpful. However, in the financial sector, the fund was underweighted relative to the index, which helps explain its modest underperformance overall. Other factors that dampened results included unfavorable stock selection in capital goods and basic materials, and an overweight position in health care, which weakened during the period.

Market overview

U.S. equity markets enjoyed a sustained rally during the first six months of your fund’s 2007 fiscal year, fueled by continued robust corporate profits and supported by a relatively benign macroeconomic backdrop. The Fed kept the federal funds rate — the interest rate banks charge each other for overnight loans needed to maintain reserve levels — unchanged at 5.25% during the period, stating that it felt softening economic growth would temper emerging inflationary pressures.

A slowdown in the housing market indicated that the 17 increases in short-term interest rates implemented by the Fed between June 2004 and June 2006 were beginning to have their desired effect of moderating growth. At the same time, strong labor markets demonstrated the underlying health of the U.S. economy, while economies abroad continued to expand, particularly in China.

Activity in the capital markets remained vibrant, buoyed by positive investor sentiment that infused significant liquidity into the markets. After spending several years focused on balance sheets, corporations were flush with cash, which they used to buy back shares, increase dividends, finance future growth, or engage in consolidation activities. Bolstered with confidence in the economy and the markets, investors felt comfortable committing assets to more speculative areas of the market. This added liquidity helped U.S. small and midsize growth companies post returns that exceeded those of most other equity asset classes, with the exception of some overseas equity markets.

Strategy overview

Your fund’s investment strategy remains founded on bottom-up, individual stock selection, backed by in-depth research and a combination of fundamental analysis and proprietary quantitative computer modeling. We continually analyze the universe of small- and mid-cap growth stocks to identify companies that appear likely to provide rapid earnings growth regardless of the economic or market backdrop. Since stock prices tend to rise to reflect higher earnings, we believe targeting these companies is the best way to position the portfolio for long-term appreciation. Our focus is on the companies first, and those we choose determine the portfolio’s sector weightings; we do not make sector bets

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Equities

Russell 2500 Growth Index (growth stocks of small and midsize companies)	15.99%

Russell Midcap Growth Index (midsize-company growth stocks)	15.98%

MSCI EAFE Index (international stocks)	14.33%

S&P 500 Index (broad stock market)	13.75%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.05%

Citigroup World Government Bond Index (global government bonds)	1.06%

or use macroeconomic forecasts to guide our selections.

Earnings, cash flow, and enterprise value are among the long-term historical business fundamentals our quantitative system evaluates as we look for investment opportunities among small- and mid-cap growth stocks. We also consider earnings quality and whether company managements have revised earnings estimates in the recent past. Once we come up with a selection of stocks that we believe are likely candidates for investment, we use fundamental analysis to determine which firms have the best management teams and business plans. We prefer firms that have carved out a niche in industries demonstrating rapid growth. Lastly, we look to buy stocks when they are attractively priced. Risk controls help us to determine when to sell stocks to maximize profits and to maintain diversification.

Your fund’s holdings

The main sources of positive performance for your fund during the first six months of its fiscal year show the effectiveness of our approach. They reflect successful stock selection decisions in the technology, financials, and energy sectors. In technology, strong performance came from in the stock of semiconductor manufacturer Agere Systems. Semiconductor stocks have rebounded from a downturn that occurred between 2001 and 2003.

Comparison of top industry weightings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Agere’s new management team also simultaneously improved sales and cut costs, leading to expanding profit margins for the firm. The fund’s position in Mentor Graphics was another key holding in technology. This company sells software that engineers use to create next-generation computer chips. Semiconductor manufacturers have hired additional design engineers, and, thus, have needed more of the software developed by Mentor.

Major contributors to performance from the financials sector included financial services company Intercontinental Exchange. The firm operates a computerized market that allows investors to trade energy futures contracts, and tends to profit most when energy markets are volatile, as they were during the period. Intercontinental Exchange’s stock price also was helped by its growing market share, its ability to add more contracts to its exchange, and its purchase of the New York Board of Trade, a futures and options market for several agricultural commodities. Another rewarding stock from this sector was worldwide commercial real estate property manager and broker CB Richard Ellis Group. This stock rose as the company enjoyed strong transactions, both in terms of volume and pricing. In the retail sector, discount department store Big Lot bolstered returns. The company’s new management team executed a profitable business plan by aggressively taking poor-selling items off of its shelves and increasing

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

CB Richard Ellis Group, Inc. Class A (1.5%)	Real estate

Avnet, Inc. (1.4%)	Electronics

C.R. Bard, Inc. (1.4%)	Medical technology

RadioShack Corp. (1.3%)	Retail

Cephalon, Inc. (1.3%)	Pharmaceuticals

Kinetic Concepts, Inc. (1.3%)	Medical technology

Agnico-Eagle Mines, Ltd. (Canada) (1.3%)	Metals

Whirlpool Corp. (1.3%)	Household furniture and appliances

MedImmune, Inc. (1.3%)	Biotechnology

Domino’s Pizza, Inc. (1.2%)	Restaurants

retail space for those goods that were selling well.

Even amid the kind of positive market backdrop we saw during the past six months, there were generally some holdings that did not reward our expectations over the short term. In health care, Hospira, which provides disposable health-care equipment to hospitals and other treatment centers, proved to be one of the main detractors from fund performance as the firm faced pricing pressure from competition and its customers. Another stock that struggled was Peabody Energy, which produces coal in the western United States. Coal prices tend to trade in concert with natural gas. Natural gas prices collapsed during the period, leading to concurrent dips in the price of coal, which hurt this stock. Lastly, the share price of machine tool and accessory manufacturer Timken also fell during the semiannual period. Timken’s main business segments focus on steel products and bearings for industrial and automotive applications. While Timken’s steel and industrial bearing components posted strong results, its automotive bearing business floundered, dragging down the stock. We have maintained the fund’s positions in all three of these stocks, since we believe that over the longer term they still have the potential to increase in value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the second half of fiscal 2007 began, we saw significant uncertainty about the direction of the U.S. economy, inflation, and future Fed monetary policy. Nevertheless, our outlook for equities is generally positive, because we believe the main drivers that have recently supported the capital markets — healthy corporate profits, abundant liquidity, and supportive global economic conditions — remain in place.

While it will be important to keep an eye on economic developments, particularly in the United States, we believe prospects for small and midsize companies remain solid. Many of the companies that populate this asset class are start-ups or seasoned leaders in their niches that should be able to continue growing on the strength of their business plans. If the economy does slow further, superior stock picking will become even more important. Should this occur, we would likely increase our emphasis on companies that enjoy some sort of leadership or proprietary position, or those that are nimble enough to adapt to a changing marketplace. However, our primary focus remains investing in companies that we believe can increase their earnings growth over time, regardless of the strength of the economy or other market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/82)		(7/15/93)		(7/26/99)		(12/2/94)		(12/1/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.95%	10.70%	10.03%	10.03%	10.13%	10.13%	10.30%	10.15%	10.66%	11.08%

10 years	–12.63	–17.20	–19.01	–19.01	–18.93	–18.93	–16.92	–19.63	–14.79	–10.29
Annual average	–1.34	–1.87	–2.09	–2.09	–2.08	–2.08	–1.84	–2.16	–1.59	–1.08

5 years	26.89	20.29	22.21	20.21	22.13	22.13	23.67	19.69	25.41	28.46
Annual average	4.88	3.76	4.09	3.75	4.08	4.08	4.34	3.66	4.63	5.14

3 years	32.90	25.85	29.86	26.86	29.76	29.76	30.84	26.59	31.90	33.85
Annual average	9.94	7.97	9.10	8.25	9.07	9.07	9.37	8.18	9.67	10.21

1 year	8.70	3.01	7.87	2.87	7.92	6.92	8.21	4.64	8.51	9.00

6 months	15.34	9.34	14.91	9.91	14.89	13.89	15.03	11.30	15.18	15.44

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/07

	Russell 2500	Lipper Mid-Cap
	Growth	Growth Funds
	Index	category average†

Annual average
(life of fund)	—*	10.92%

10 years	99.06%	113.86
Annual average	7.13	7.53

5 years	55.61	42.71
Annual average	9.25	7.20

3 years	37.84	35.81
Annual average	11.29	10.63

1 year	7.68	4.92

6 months	15.99	13.91

Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell 2500 Growth Index was 12/31/85.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 653, 624, 488, 390, and 158 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 1/31/07

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/06	$8.02	$8.46	$7.04	$7.59	$7.45	$7.70	$7.97	$8.29

1/31/07	9.25	9.76	8.09	8.72	8.57	8.86	9.18	9.57

* The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/82)		(7/15/93)		(7/26/99)		(12/2/94)		(12/1/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.85%	10.60%	9.92%	9.92%	10.03%	10.03%	10.20%	10.05%	10.56%	10.97%

10 years	–12.84	–17.42	–19.20	–19.20	–19.12	–19.12	–17.16	–19.88	–14.98	–10.61
Annual average	–1.36	–1.90	–2.11	–2.11	–2.10	–2.10	–1.86	–2.19	–1.61	–1.12

5 years	19.60	13.26	15.27	13.27	15.26	15.26	16.71	12.91	18.04	21.18
Annual average	3.64	2.52	2.88	2.52	2.88	2.88	3.14	2.46	3.37	3.92

3 years	31.72	24.76	28.90	25.90	28.77	28.77	29.84	25.72	30.69	32.62
Annual average	9.62	7.65	8.83	7.98	8.79	8.79	9.09	7.93	9.33	9.87

1 year	13.26	7.30	12.46	7.46	12.35	11.35	12.75	9.06	12.95	13.46

6 months	7.68	2.05	7.24	2.24	7.23	6.22	7.36	3.88	7.49	7.67

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam OTC & Emerging Growth Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.87	$ 11.92	$ 11.92	$ 10.57	$ 9.22	$ 6.52

Ending value (after expenses)	$1,153.40	$1,149.10	$1,148.90	$1,150.30	$1,151.80	$1,154.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.37	$ 11.17	$ 11.17	$ 9.91	$ 8.64	$ 6.11

Ending value (after expenses)	$1,017.90	$1,014.12	$1,014.12	$1,015.38	$1,016.64	$1,019.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Average annualized expense
ratio for Lipper peer group*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam OTC & Emerging
Growth Fund	130%	163%	63%	55%	80%

Lipper Mid-Cap Growth Funds
category average	110%	115%	130%	140%	170%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Raymond Haddad is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 142,000	$101,000,000

Putnam employees	$7,117,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $750,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Raymond Haddad is also a Portfolio Member of Putnam Discovery Growth Fund.

Richard Weed and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the period ended January 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

58th	73rd	88th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 556, 460, and 353 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Growth Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 15%, 80%, and 99%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 88 out of 621, 308 out of 385, and 151 out of 153 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

COMMON STOCKS (96.7%)*

	Shares	Value

Aerospace and Defense (1.1%)
Aerovironment, Inc. †	61,840	$1,414,281
Alliant Techsystems, Inc. †	77,700	6,293,700
		7,707,981

Banking (1.2%)
Corus Bankshares, Inc.	206,800	4,404,840
Cullen/Frost Bankers, Inc.	75,400	4,036,162
		8,441,002

Biotechnology (2.4%)
Illumina, Inc. (Private) †	2,401	98,081
Invitrogen Corp. †	61,600	3,771,768
MedImmune, Inc. †	258,200	8,949,212
PDL BioPharma, Inc. †	217,300	4,456,823
		17,275,884

Broadcasting (0.5%)
Hearst-Argyle Television, Inc.	147,800	3,860,536

Building Materials (1.8%)
Genlyte Group, Inc. (The) †	67,200	5,091,744
Sherwin-Williams Co. (The)	108,300	7,483,530
		12,575,274

Coal (0.7%)
Peabody Energy Corp.	124,064	5,065,533

Commercial and Consumer Services (2.0%)
infoUSA, Inc.	427,600	5,135,476
Manpower, Inc.	53,300	3,887,169
Navigant Consulting, Inc. †	254,000	5,278,120
		14,300,765

Communications Equipment (1.6%)
Avaya, Inc. †	516,400	6,625,412
Tekelec †	313,100	4,821,740
		11,447,152

Computers (5.5%)
Acme Packet, Inc. †	82,773	1,314,435
Aeroflex, Inc. † #	339,300	4,058,028
Avocent Corp. †	113,300	3,913,382
Electronics for Imaging, Inc. †	153,900	3,547,395
Commvault Systems, Inc. (acquired various dates from
1/30/02 to 9/4/03, cost $2,332,549) (Private) ‡ † (F)	375,852	5,735,502
Jack Henry & Associates, Inc.	241,400	5,151,476

COMMON STOCKS (96.7%)* continued

	Shares	Value

Computers continued
Mentor Graphics Corp. †	395,800	$7,361,880
MSC.Software Corp. †	309,200	4,854,440
TradeStation Group, Inc. †	232,500	2,966,700
		38,903,238

Consumer (0.6%)
Tupperware Brands Corp.	175,500	4,094,415

Consumer Services (0.7%)
Interline Brands, Inc. †	205,400	4,668,742

Electrical Equipment (1.8%)
Rofin-Sinar Technologies, Inc. †	59,100	3,866,913
Superior Essex, Inc. †	99,935	3,188,926
WESCO International, Inc. †	98,200	5,962,704
		13,018,543

Electronics (6.4%)
Agere Systems, Inc. †	312,200	6,287,708
Amphenol Corp. Class A	104,900	7,103,828
Avnet, Inc. †	329,600	10,234,080
General Cable Corp. †	80,400	3,467,652
Komag, Inc. †	81,200	2,770,544
RF Micro Devices, Inc. †	983,100	7,589,532
Trimble Navigation, Ltd. †	112,400	6,359,592
TTM Technologies, Inc. †	150,426	1,611,062
		45,423,998

Energy (2.8%)
Cameron International Corp. †	137,200	7,203,000
FMC Technologies, Inc. †	57,900	3,585,747
Helix Energy Solutions Group, Inc. †	167,600	5,391,692
National-Oilwell Varco, Inc. †	57,500	3,486,800
		19,667,239

Energy (Other) (0.4%)
First Solar, Inc. †	38,860	1,257,898
Solarfun Power Holdings Co., Ltd. ADR (China) †	89,500	1,345,185
		2,603,083

Environmental (0.7%)
Foster Wheeler, Ltd. †	91,200	4,876,464

Financial (2.2%)
Advanta Corp. Class B	166,900	7,745,829
IntercontinentalExchange, Inc. †	61,335	8,007,284
		15,753,113

Gaming & Lottery (0.6%)
Vail Resorts, Inc. †	91,000	4,208,750

COMMON STOCKS (96.7%)* continued

	Shares	Value

Health Care Services (5.9%)
AMERIGROUP Corp. †	240,100	$8,706,026
AmSurg Corp. †	140,400	3,088,800
Charles River Laboratories International, Inc. †	113,900	5,125,500
Henry Schein, Inc. †	62,000	3,147,740
Laboratory Corp. of America Holdings †	102,700	7,542,288
Pediatrix Medical Group, Inc. †	91,800	4,823,172
Sierra Health Services, Inc. †	124,600	5,008,920
WellCare Health Plans, Inc. †	58,800	4,555,824
		41,998,270

Household Furniture and Appliances (1.3%)
Whirlpool Corp.	100,000	9,143,000

Insurance (1.1%)
American Financial Group, Inc.	111,150	3,925,818
Safety Insurance Group, Inc.	88,400	4,317,456
		8,243,274

Investment Banking/Brokerage (2.3%)
A.G. Edwards, Inc.	101,600	6,726,936
Affiliated Managers Group †	57,700	6,427,780
Calamos Asset Management, Inc. Class A	117,000	3,204,630
		16,359,346

Leisure (0.5%)
K2, Inc. †	312,300	3,772,584

Machinery (4.1%)
Cummins, Inc.	34,400	4,628,864
Lincoln Electric Holdings, Inc.	121,100	7,359,247
Parker-Hannifin Corp.	55,400	4,584,904
Timken Co.	225,500	6,451,555
Wabtec Corp.	198,700	6,362,374
		29,386,944

Manufacturing (1.9%)
Actuant Corp. Class A	102,800	5,118,412
Dover Corp.	51,000	2,529,600
Mettler-Toledo International, Inc. (Switzerland) †	68,400	5,663,520
		13,311,532

Medical Technology (7.5%)
C.R. Bard, Inc.	120,500	9,943,660
DENTSPLY International, Inc.	221,800	6,840,312
Edwards Lifesciences Corp. †	144,300	7,382,388
Hospira, Inc. †	206,100	7,580,358
Kinetic Concepts, Inc. †	186,930	9,195,087
Millipore Corp. †	67,400	4,615,552
Waters Corp. †	137,000	7,766,530
		53,323,887

COMMON STOCKS (96.7%)* continued

	Shares	Value

Metals (5.0%)
Agnico-Eagle Mines, Ltd. (Canada)	228,000	$9,177,000
Cameco Corp. (Canada)	180,900	6,897,717
Freeport-McMoRan Copper & Gold, Inc. Class B	118,400	6,809,184
Goldcorp, Inc. (Toronto Exchange) (Canada)	146,750	4,066,443
PAN American Silver Corp. (Canada) †	149,800	4,251,324
Steel Dynamics, Inc.	107,600	4,218,996
		35,420,664

Office Equipment & Supplies (0.7%)
Global Imaging Systems, Inc. †	250,600	4,824,050

Oil & Gas (1.0%)
Noble Energy, Inc.	75,200	4,016,432
Universal Compression Holdings, Inc. †	55,700	3,366,508
		7,382,940

Pharmaceuticals (3.6%)
Barr Pharmaceuticals, Inc. †	139,900	7,487,448
Cephalon, Inc. †	127,100	9,203,311
Mylan Laboratories, Inc.	217,900	4,824,306
Salix Pharmaceuticals, Ltd. †	321,989	4,572,244
		26,087,309

Publishing (0.3%)
GateHouse Media, Inc.	98,400	1,867,632

Real Estate (1.8%)
CB Richard Ellis Group, Inc. Class A †	289,000	10,869,290
HFF, Inc. Class A †	104,400	1,952,280
Realex Properties Corp. (Canada) †	26,838	34,021
		12,855,591

Restaurants (3.4%)
Domino’s Pizza, Inc.	306,200	8,748,134
Jack in the Box, Inc. †	99,300	6,135,747
Papa John’s International, Inc. †	151,300	4,178,906
Sonic Corp. †	226,500	5,030,565
		24,093,352

Retail (9.4%)
A.C. Moore Arts & Crafts, Inc. †	325,200	6,575,544
Advance Auto Parts, Inc.	131,700	4,998,015
Barnes & Noble, Inc.	104,900	4,083,757
Big Lots, Inc. †	205,500	5,328,615
Circuit City Stores-Circuit City Group	205,800	4,200,378
Dollar Tree Stores, Inc. †	159,100	5,005,286
OfficeMax, Inc.	177,400	8,566,646
Pacific Sunwear of California, Inc. †	405,400	7,945,840
RadioShack Corp.	435,300	9,620,130

COMMON STOCKS (96.7%)* continued

	Shares	Value

Retail continued
Ross Stores, Inc.	165,500	$5,360,545
Timberland Co. (The) Class A †	167,500	5,053,475
		66,738,231

Schools (0.9%)
Career Education Corp. †	226,500	6,493,755
UNEXT.com, LLC (acquired 4/14/00,
cost $10,451,238) (Private) ‡ † (F)	125,000	1,250
		6,495,005

Semiconductor (1.9%)
Cymer, Inc. †	88,700	3,745,801
Formfactor, Inc. †	134,493	5,467,140
Lam Research Corp. †	103,100	4,723,011
		13,935,952

Shipping (0.5%)
Omega Navigation Enterprises, Inc. (Marshall Islands)	226,100	3,542,987

Software (4.6%)
Autodesk, Inc. †	100,600	4,398,232
Cadence Design Systems, Inc. †	347,600	6,569,640
Epicor Software Corp. †	379,200	5,251,920
Manhattan Associates, Inc. †	140,700	3,949,449
Mantech International Corp. Class A †	151,800	5,179,416
Sybase, Inc. †	291,100	7,536,579
		32,885,236

Technology (0.9%)
ON Semiconductor Corp. †	797,200	6,664,592

Technology Services (3.4%)
Covansys Corp. †	216,676	4,890,377
CSG Systems International, Inc. †	250,800	6,290,064
Fiserv, Inc. †	107,100	5,630,247
Knot, Inc. (The) †	181,080	5,463,184
Tyler Technologies, Inc. †	160,900	2,236,510
		24,510,382

Textiles (0.6%)
Maidenform Brands, Inc. †	234,742	4,699,535

Toys (0.7%)
Jakks Pacific, Inc. †	245,500	4,976,285

Transportation (0.4%)
Hornbeck Offshore Services, Inc. †	118,400	3,258,367

Total common stocks (cost $617,025,788)		$689,668,659

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

Bowstreet, Inc. — escrow (acquired 3/22/06,
cost $31,972) (Private) ‡ † (F)	392,343	$8,056
MarketSoft Software Corp. — escrow (acquired 2/9/06,
cost $56,494) (Private) ‡ † (F)	1,354,608	164,856
Totality Corp. Ser. D, $0.346 cum. cv. pfd. (acquired 6/26/00,
cost $2,423,378) (Private) ‡ † (F)	878,186	43,909

Total convertible preferred stocks (cost $2,511,844)		$216,821

SHORT-TERM INVESTMENTS (3.8%)* (cost $27,414,552)

	Shares	Value

Putnam Prime Money Market Fund (e)	27,414,552	$27,414,552

TOTAL INVESTMENTS

Total investments (cost $646,952,184)		$717,300,032

* Percentages indicated are based on net assets of $713,014,986.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2007 was $5,953,573 or 0.8% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At January 31, 2007, liquid assets totaling $14,420,541 have been designated as collateral for open options and futures contracts. ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P MidCap 400 Index E-Mini (Long)	63	$5,272,470	Mar-07	$41,105
Russell 2000 Index Mini (Long)	51	4,102,440	Mar-07	35,697
NASDAQ 100 Index E-Mini (Long)	32	1,153,600	Mar-07	(6,864)
S&P 500 Index (Long)	2	721,500	Mar-07	3,993

Total				$73,931

WRITTEN OPTIONS OUTSTANDING at 1/31/07 (premiums received $62,885) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Knot, Inc. (The) (Call)	$63,379	Mar-07 / $33.42	$42,299
Formfactor, Inc. (Call)	13,449	Feb-07 / $45.44	5,805
Cymer, Inc. (Call)	8,870	Feb-07 / $49.75	555

Total			$48,659

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $619,537,632)	$689,885,480
Affiliated issuers (identified cost $27,414,552) (Note 5)	27,414,552

Dividends, interest and other receivables	353,383

Receivable for shares of the fund sold	160,897

Receivable for securities sold	3,833,210

Receivable for written options	42,299

Receivable for variation margin (Note 1)	73,980

Total assets	721,763,801

LIABILITIES

Payable for securities purchased	4,693,069

Payable for shares of the fund repurchased	2,297,393

Payable for compensation of Manager (Notes 2 and 5)	700,928

Payable for investor servicing and custodian fees (Note 2)	167,099

Payable for Trustee compensation and expenses (Note 2)	338,196

Payable for administrative services (Note 2)	3,021

Payable for distribution fees (Note 2)	236,707

Written options outstanding, at value (premiums received $62,885) (Note 1)	48,659

Other accrued expenses	263,743

Total liabilities	8,748,815

Net assets	$713,014,986

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 5,952,799,645

Accumulated net investment loss (Note 1)	(2,383,223)

Accumulated net realized loss on investments (Note 1)	(5,307,837,441)

Net unrealized appreciation of investments	70,436,005

Total — Representing net assets applicable to capital shares outstanding	$713,014,986

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($507,380,553 divided by 54,841,971 shares)	$9.25

Offering price per class A share
(100/94.75 of $9.25)*	$9.76

Net asset value and offering price per class B share
($128,737,807 divided by 15,906,148 shares)**	$8.09

Net asset value and offering price per class C share
($12,963,428 divided by 1,485,907 shares)**	$8.72

Net asset value and redemption price per class M share
($14,748,733 divided by 1,721,493 shares)	$8.57

Offering price per class M share
(100/96.75 of $8.57)*	$8.86

Net asset value, offering price and redemption price per class R share
($165,572 divided by 18,041 shares)	$9.18

Net asset value, offering price and redemption price per class Y share
($49,018,893 divided by 5,120,601 shares)	$9.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $8,165) (Note 1)	$2,550,489

Interest (including interest income of $508,620
from investments in affiliated issuers) (Note 5)	534,903

Total investment income	3,085,392

EXPENSES

Compensation of Manager (Note 2)	2,391,553

Investor servicing fees (Note 2)	2,010,894

Custodian fees (Note 2)	66,735

Trustee compensation and expenses (Note 2)	20,412

Administrative services (Note 2)	9,039

Distribution fees — Class A (Note 2)	630,683

Distribution fees — Class B (Note 2)	669,925

Distribution fees — Class C (Note 2)	64,530

Distribution fees — Class M (Note 2)	55,615

Distribution fees — Class R (Note 2)	371

Other	197,467

Non-recurring costs (Notes 2 and 6)	2,976

Costs assumed by Manager (Notes 2 and 6)	(2,976)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(427,287)

Total expenses	5,689,937

Expense reduction (Note 2)	(221,322)

Net expenses	5,468,615

Net investment loss	(2,383,223)

Net realized gain on investments (Notes 1 and 3)	36,941,561

Net realized gain on futures contracts (Note 1)	51,464

Net realized gain on written options (Notes 1 and 3)	1,029,464

Net unrealized appreciation of investments, futures
contracts and written options during the period	64,722,407

Net gain on investments	102,744,896

Net increase in net assets resulting from operations	$100,361,673

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment loss	$(2,383,223)	$(8,685,489)

Net realized gain on investments	38,022,489	197,921,068

Net unrealized appreciation (depreciation) of investments	64,722,407	(112,863,520)

Net increase in net assets resulting from operations	100,361,673	76,372,059

Redemption fees (Note 1)	155	2,217

Decrease from capital share transactions (Note 4)	(79,829,828)	(601,632,997)

Total increase (decrease) in net assets	20,532,000	(525,258,721)

NET ASSETS

Beginning of period	692,482,986	1,217,741,707

End of period (including accumulated net investment
loss of $2,383,223 and $-, respectively)	$713,014,986	$692,482,986

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	Ratio of net
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	investment	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	loss to average	turnover
Period ended	of period	loss(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2007**	$8.02	(.02)(d)	1.25	1.23	—(e)	$9.25	15.34*	$507,381	.73(d)*	(.26)(d)*	40.57*
July 31, 2006	7.65	(.05)(d,f)	.42	.37	—(e)	8.02	4.84(f)	486,400	1.33(d,f)	(.65)(d,f)	129.93
July 31, 2005	6.36	(.06)(d,g)	1.35	1.29	—(e)	7.65	20.28	765,195	1.40(d)	(.82)(d,g)	163.45
July 31, 2004	6.13	(.07)(d)	.30	.23	—	6.36	3.75	906,748	1.34(d)	(1.00)(d)	62.51
July 31, 2003	5.27	(.06)	.92	.86	—	6.13	16.32	1,120,364	1.38	(1.18)	55.11
July 31, 2002	8.52	(.07)	(3.18)	(3.25)	—	5.27	(38.15)	1,166,011	1.24	(1.09)	79.54

CLASS B
January 31, 2007**	$7.04	(.05)(d)	1.10	1.05	—(e)	$8.09	14.91*	$128,738	1.11(d)*	(.64)(d)*	40.57*
July 31, 2006	6.77	(.10)(d,f)	.37	.27	—(e)	7.04	3.99(f)	135,697	2.08(d,f)	(1.41)(d,f)	129.93
July 31, 2005	5.67	(.10)(d,g)	1.20	1.10	—(e)	6.77	19.40	197,584	2.15(d)	(1.57)(d,g)	163.45
July 31, 2004	5.51	(.11)(d)	.27	.16	—	5.67	2.90	272,144	2.09(d)	(1.75)(d)	62.51
July 31, 2003	4.77	(.09)	.83	.74	—	5.51	15.51	399,189	2.13	(1.93)	55.11
July 31, 2002	7.77	(.11)	(2.89)	(3.00)	—	4.77	(38.61)	411,843	1.99	(1.84)	79.54

CLASS C
January 31, 2007**	$7.59	(.05)(d)	1.18	1.13	—(e)	$8.72	14.89*	$12,963	1.11(d)*	(.64)(d)*	40.57*
July 31, 2006	7.30	(.11)(d,f)	.40	.29	—(e)	7.59	3.97(f)	12,464	2.08(d,f)	(1.40)(d,f)	129.93
July 31, 2005	6.11	(.10)(d,g)	1.29	1.19	—(e)	7.30	19.48	15,276	2.15(d)	(1.57)(d,g)	163.45
July 31, 2004	5.94	(.11)(d)	.28	.17	—	6.11	2.86	17,558	2.09(d)	(1.75)(d)	62.51
July 31, 2003	5.14	(.10)	.90	.80	—	5.94	15.56	25,779	2.13	(1.93)	55.11
July 31, 2002	8.37	(.12)	(3.11)	(3.23)	—	5.14	(38.59)	26,540	1.99	(1.84)	79.54

CLASS M
January 31, 2007**	$7.45	(.04)(d)	1.16	1.12	—(e)	$8.57	15.03*	$14,749	.98(d)*	(.51)(d)*	40.57*
July 31, 2006	7.14	(.09)(d,f)	.40	.31	—(e)	7.45	4.34(f)	14,476	1.83(d,f)	(1.24)(d,f)	129.93
July 31, 2005	5.97	(.08)(d,g)	1.25	1.17	—(e)	7.14	19.60	195,693	1.90(d)	(1.31)(d,g)	163.45
July 31, 2004	5.78	(.09)(d)	.28	.19	—	5.97	3.29	197,632	1.84(d)	(1.50)(d)	62.51
July 31, 2003	4.99	(.08)	.87	.79	—	5.78	15.83	220,723	1.88	(1.68)	55.11
July 31, 2002	8.11	(.10)	(3.02)	(3.12)	—	4.99	(38.47)	190,171	1.74	(1.59)	79.54

CLASS R
January 31, 2007**	$7.97	(.03)(d)	1.24	1.21	—(e)	$9.18	15.18*	$166	.86(d)*	(.39)(d)*	40.57*
July 31, 2006	7.62	(.07)(d,f)	.42	.35	—(e)	7.97	4.59(f)	128	1.58(d,f)	(.89)(d,f)	129.93
July 31, 2005	6.35	(.07)(d,g)	1.34	1.27	—(e)	7.62	20.00	80	1.65(d)	(1.04)(d,g)	163.45
July 31, 2004†	6.97	(.05)(d)	(.57)	(.62)	—	6.35	(8.90)*	10	1.06(d)*	(.84)(d)*	62.51

CLASS Y
January 31, 2007**	$8.29	(.01)(d)	1.29	1.28	—(e)	$9.57	15.44*	$49,019	.60(d)*	(.14)(d)*	40.57*
July 31, 2006	7.88	(.03)(d,f)	.44	.41	—(e)	8.29	5.20(f)	43,318	1.08(d,f)	(.40)(d,f)	129.93
July 31, 2005	6.54	(.04)(d,g)	1.38	1.34	—(e)	7.88	20.49	43,914	1.15(d)	(.57)(d,g)	163.45
July 31, 2004	6.29	(.06)(d)	.31	.25	—	6.54	3.98	93,510	1.09(d)	(.75)(d)	62.51
July 31, 2003	5.39	(.05)	.95	.90	—	6.29	16.70	273,803	1.13	(.93)	55.11
July 31, 2002	8.69	(.06)	(3.24)	(3.30)	—	5.39	(37.97)	241,480.99		(.84)	79.54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to July 31, 2004.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	1/31/07	7/31/06	7/31/05	7/31/04

Class A	0.06%	0.04%	0.01%	<0.01%

Class B	0.06	0.04	0.01	<0.01

Class C	0.06	0.04	0.01	<0.01

Class M	0.06	0.04	0.01	<0.01

Class R	0.06	0.04	0.01	<0.01

Class Y	0.06	0.04	0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.11% of average net assets for the period ended July 31, 2006 (Note 6).

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	<$0.01	0.04%

Class B	<0.01	0.04

Class C	<0.01	0.04

Class M	<0.01	0.04

Class R	<0.01	0.05

Class Y	<0.01	0.04

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam OTC & Emerging Growth Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of “emerging growth” companies listed on securities exchanges.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $5,345,736,102 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$4,322,206,137	July 31, 2010

985,045,539	July 31, 2011

38,484,426	July 31, 2012

The aggregate identified cost on a tax basis is $647,076,012, resulting in gross unrealized appreciation and depreciation of $108,719,927 and $38,495,907, respectively, or net unrealized appreciation of $70,224,020.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2007, Putnam Management waived $417,256 of its management fee from the fund.

For the period ended January 31, 2007, Putnam Management has assumed $2,976 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $2,074,830 for these services provided by PFTC. State Street Bank and Trust Company began providing custodial functions for the fund’s assets during the period.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2007 the fund’s expenses were reduced by $221,322 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $383, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $10,246 and $218 from the sale of class A and class M shares, respectively, and received $72,399 and $322 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $279,445,166 and $367,653,887, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	1,144,610	1,180,551
Options exercised	(118,987)	(88,202)
Options expired	(939,925)	(1,029,464)
Options closed	—	—

Written options
outstanding at
end of period	$85,698	$62,885

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/07:

Shares sold	2,643,938	$22,840,061

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,643,938	22,840,061

Shares
repurchased	(8,446,711)	(73,277,551)

Net decrease	(5,802,773)	$(50,437,490)

Year ended 7/31/06:

Shares sold	8,484,446	$68,591,522

Shares issued
in connection
with reinvestment
of distributions	—	—

	8,484,446	68,591,522

Shares
repurchased	(27,123,866)	(218,505,210)

Redemptions
in kind	(20,765,487)	(175,468,363)

Net decrease	(39,404,907)	$(325,382,051)

CLASS B	Shares	Amount

Six months ended 1/31/07:

Shares sold	352,832	$2,665,717

Shares issued
in connection
with reinvestment
of distributions	—	—

	352,832	2,665,717

Shares
repurchased	(3,713,540)	(28,074,514)

Net decrease	(3,360,708)	$(25,408,797)

Year ended 7/31/06:

Shares sold	1,256,870	$8,916,133

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,256,870	8,916,133

Shares
repurchased	(11,187,289)	(79,274,805)

Net decrease	(9,930,419)	$(70,358,672)

CLASS C	Shares	Amount

Six months ended 1/31/07:

Shares sold	65,809	$538,791

Shares issued
in connection
with reinvestment
of distributions	—	—

	65,809	538,791

Shares
repurchased	(221,590)	(1,816,289)

Net decrease	(155,781)	$(1,277,498)

Year ended 7/31/06:

Shares sold	186,598	$1,434,686

Shares issued
in connection
with reinvestment
of distributions	—	—

	186,598	1,434,686

Shares
repurchased	(638,871)	(4,901,410)

Net decrease	(452,273)	$(3,466,724)

CLASS M	Shares	Amount

Six months ended 1/31/07:

Shares sold	70,059	$562,097

Shares issued
in connection
with reinvestment
of distributions	—	—

	70,059	562,097

Shares
repurchased	(292,684)	(2,344,249)

Net decrease	(222,625)	$(1,782,152)

Year ended 7/31/06:

Shares sold	1,468,269	$10,740,669

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,468,269	10,740,669

Shares
repurchased	(4,845,283)	(36,080,229)

Redemptions
in kind	(22,099,719)	(174,366,781)

Net decrease	(25,476,733)	$(199,706,341)

CLASS R	Shares	Amount

Six months ended 1/31/07:

Shares sold	2,180	$18,621

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,180	18,621

Shares
repurchased	(238)	(2,014)

Net increase	1,942	$16,607

Year ended 7/31/06:

Shares sold	7,346	$58,866

Shares issued
in connection
with reinvestment
of distributions	—	—

	7,346	58,866

Shares
repurchased	(1,692)	(13,546)

Net increase	5,654	$45,320

CLASS Y	Shares	Amount

Six months ended 1/31/07:

Shares sold	358,165	$3,235,139

Shares issued
in connection
with reinvestment
of distributions	—	—

	358,165	3,235,139

Shares
repurchased	(463,887)	(4,175,637)

Net decrease	(105,722)	$(940,498)

Year ended 7/31/06:

Shares sold	782,811	$6,593,658

Shares issued
in connection
with reinvestment
of distributions	—	—

	782,811	6,593,658

Shares
repurchased	(1,128,671)	(9,358,187)

Net decrease	(345,860)	$(2,764,529)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $10,031 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $508,620 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $180,643,343 and $161,925,631, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $1,157,513 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended January 31, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended January 31, 2007.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, First Albany Corporation, JPMorgan Clearing, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA014 241684 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.  Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam OTC & Emerging Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007